Supplemental Cash Flow Information (Tables)	12 Months Ended
Dec. 31, 2015
Supplemental Cash Flow Elements [Abstract]
Summary of Supplemental Cash Flow Information

(In millions)	2015	2014	2013
Net cash provided by operating activities included:
Interest paid (net of amounts capitalized)	$13	$3	$—
Non-cash investing and financing activities:
Net transfers of property, plant and equipment to inventories	$5	$1	$4
Contribution - common units issued	—	200	—
Acquisition:
Fair value of MPLX units issued(1)	7,326	—	—
Payable to seller	50	—	—

(1)	See Note 4.

Summary of Changes in Capital Accruals
The Consolidated Statements of Cash Flows exclude changes to the Consolidated Balance Sheets that did not affect cash. The following is the change of additions to property, plant and equipment related to capital accruals:

(In millions)	2015	2014	2013
Increase (decrease) in capital accruals	$26	$11	$(4)